                                                                    Exhibit 23.4


              Consent of Independent Certified Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-3 Registration Statement of our report dated March 7, 1997 incorporated by reference in the Shared Technologies Fairchild Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-3 Registration Statement.

            /s/ Arthur Andersen LLP


     Washington, D.C.

     January 12, 1998